================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2005

                             HAWAIIAN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                         1-31443                       71-0879698
 (State or other                   (Commission                  (I.R.S. Employer
  jurisdiction                    File Number)                 Identification No.)
of incorporation)

                        12730 HIGH BLUFF DRIVE, SUITE 180
                              SAN DIEGO, CALIFORNIA                      92130
                    (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (858) 523-0171

                                       N/A
         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.

        (d) On March 8, 2005, the Board of Directors of Hawaiian Holdings, Inc.
(the "Company") appointed Admiral Thomas B. Fargo to the Board of Directors of
the Company. Admiral Fargo was also appointed to the Compensation Committee of the Board of Directors. The press release is attached hereto as Exhibit 99.1.

        The Company is not aware of any transaction requiring disclosure under
Item 404(a) of Regulation S-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            Exhibit Number   Document Description
            --------------   --------------------

            99.1             Press Release, dated March 14, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HAWAIIAN HOLDINGS, INC.

Date: March 14, 2005                  By:/s/ Randall L. Jenson
                                         ----------------------------------
                                      Randall L. Jenson,
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number        Document Description
--------------        --------------------

99.1                  Press Release, dated March 14, 2005